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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of BancFirst Corporation of our report dated March 27, 1996 appearing on page A-15 of BancFirst Corporation's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE  WATERHOUSE  LLP
Dallas, Texas
April 14, 1997